DEAN WITTER FEDERAL SECURITIES TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                      10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996

DEAR SHAREHOLDER:
During the twelve-month period ended October 31, 1996, interest rates on U.S. Treasury securities were highly volatile. In late 1995, rates declined as data supported the perception that the economy had indeed slowed. This perception, however, quickly reversed itself in early 1996 when consumer demand, rebates and incentives by auto dealers, and low mortgage rates drove retail sales and housing starts sharply higher. As a result of continued inventory liquidation and strong employment data, interest rates rose causing considerable concern about a quickly rebounding economy and a possible inflation surge. Then, by early September 1996, interest rates began to decline as evidence of a moderating economy and the unlikelihood of the Federal Reserve Board taking overt action to slow the economy became apparent. On October 31, 1996, the thirty-year Treasury bond yielded 6.64 percent compared to 6.33 percent twelve months ago.
PERFORMANCE
On October 31, 1996, Dean Witter Federal Securities Trust had net assets in excess of $719 million. The Fund's total return for the twelve month period was
3.79 percent. This performance includes income distributions totaling approximately $0.58 per share and a change in net asset value from $9.49 per share on October 31, 1995, to $9.25 per share on October 31, 1996. The Fund's performance for the twelve-month period reflected the volatility of the market and the generally higher interest rate environment in 1996. The accompanying chart illustrates the performance of a $10,000 investment in the Fund from inception through the fiscal year ended October 31, 1996, versus the performance of hypothetical investments in the issues that comprise the unmanaged Lehman Brothers General U.S. Government and the Lipper General U.S. Government Funds Indexes.
THE PORTFOLIO
As of October 31, 1996, approximately 64 percent of the portfolio was invested in U.S. Treasury notes and bonds maturing in seven to twenty

DEAN WITTER FEDERAL SECURITIES TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

years and approximately 4 percent was invested in the one- to seven-year range. Approximately 25 percent of the Fund's portfolio was invested in mortgage-backed securities issued primarily by the Government National Mortgage Association
(GNMA). The balance of the portfolio consisted of U.S. agency obligations (6 percent) and short-term money market investments (1 percent). The
Fund's average maturity was maintained at approximately eight years. In the months to come, as conditions warrant, accrued income and the proceeds from sales and/ or maturities may be invested in mortgage-backed securities, which we believe continue to offer significant long-term value, an incremental yield incentive over U.S. Treasury securities of similar maturities and the potential for higher total returns.
LOOKING AHEAD
We expect the U.S. economy to maintain a slow to moderate pace for the fourth quarter of 1996 and into 1997. Before taking overt action to slow the economy, the Federal Reserve Board is likely to look for sustained confirmation of rising inflation and a stronger economy. We believe that inflation will remain subdued, albeit at a slightly higher level than 1996.
We appreciate your ongoing support of Dean
Witter Federal Securities Trust and look forward to continuing to serve your investment objectives in the months and years to come.
Very truly yours,
        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER FEDERAL SECURITIES TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996

PRINCIPAL                          DESCRIPTION
AMOUNT IN                              AND                            COUPON
THOUSANDS                         MATURITY DATE                        RATE          VALUE
----------------------------------------------------------------------------------------------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (72.7%)
 $ 38,323    Federal National Mortgage Assoc. (5.2%)
             Principal Strips 12/20/01 - 03/09/02...................   7.56-
                                                                       7.89++%   $  37,816,609
                                                                                 -------------
             U.S. Treasury Bonds (61.7%)
   20,000    11/15/15...............................................   9.875        26,790,800
   22,000    11/15/12...............................................  10.375        28,517,940
  221,600    08/15/13...............................................  12.00+       319,192,640
   45,000    11/15/11...............................................  14.00         69,775,200
                                                                                 -------------
                                                                                   444,276,580
                                                                                 -------------
             U.S. Treasury Notes (4.3%)
   10,000    01/31/99...............................................   5.00          9,834,700
   21,000    02/28/97...............................................   6.75         21,097,020
                                                                                 -------------
                                                                                    30,931,720
                                                                                 -------------
             U.S. Treasury Strips (1.5%)
   20,000    11/15/06...............................................   0.00         10,479,800
                                                                                 -------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $495,284,570).................................       523,504,709
                                                                                 -------------
             MORTGAGE-BACKED SECURITIES (25.2%)
             Federal Home Loan Mortgage Corp. (6.2%)
   26,315    10/01/10 - 02/01/20....................................   9.50         28,173,048
   11,965    09/01/15 - 10/01/19....................................  10.00         12,997,494
    2,817    01/01/16 - 10/01/18....................................  10.50          3,102,038
                                                                                 -------------
                                                                                    44,272,580
                                                                                 -------------
             Federal National Mortgage Assoc. (7.0%)
   17,465    10/01/23 - 12/01/23....................................   6.50         16,712,351
    5,000    *......................................................   7.50          5,000,000
   16,399    05/01/24 - 06/01/25....................................   8.00         16,732,324
    9,154    01/01/22 - 04/01/25....................................   8.50          9,465,813
    2,089    09/01/16 - 05/01/20....................................   9.50          2,247,811
      193    03/01/16 - 02/01/18....................................   9.75            208,871
                                                                                 -------------
                                                                                    50,367,170
                                                                                 -------------
             Government National Mortgage Assoc. (12.0%)
   34,573    12/15/22 - 05/15/24....................................   7.00         33,913,556
   32,378    06/15/17 - 10/15/26....................................   7.50         32,479,613
   17,789    10/15/19 - 10/15/24....................................   8.50         18,467,127
    1,232    05/15/16 - 11/15/20....................................  10.00          1,350,733
      279    09/15/18...............................................  11.00            311,491
                                                                                 -------------
                                                                                    86,522,520
                                                                                 -------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (IDENTIFIED COST $177,658,116).................................       181,162,270
                                                                                 -------------
             SHORT-TERM INVESTMENTS (a) (0.9%)
             U.S. GOVERNMENT & AGENCY OBLIGATIONS
    3,650    Federal Home Loan Mortgage Corp. 11/01/96..............   5.53          3,650,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED

PRINCIPAL                          DESCRIPTION
AMOUNT IN                              AND                            COUPON
THOUSANDS                         MATURITY DATE                        RATE          VALUE
----------------------------------------------------------------------------------------------
 $  3,000    U.S. Treasury Bill 12/05/96............................   4.86%     $   2,986,244
                                                                                 -------------
             TOTAL SHORT-TERM INVESTMENTS
             (AMORTIZED COST $6,636,244)....................................         6,636,244
                                                                                 -------------
             TOTAL INVESTMENTS
             (IDENTIFIED COST $679,578,930).................................       711,303,223
                                                                                 -------------
                                                                                 -------------

                                  DESCRIPTION,
NUMBER OF                        EXPIRATION DATE
CONTRACTS                       AND STRIKE PRICE                                     VALUE
----------------------------------------------------------------------------------------------
             WRITTEN OPTIONS (b) (0.2%)
             Call options on Treasury bond futures
      395    December/1996/110..............................................        (1,252,890)
        2    March/1997/118.................................................            (1,469)
                                                                                 -------------
             (Premiums Received $319,426)...................................        (1,254,359)**
                                                                                 -------------
                                                                                 -------------

                                  DESCRIPTION,
NUMBER OF                         DELIVERY YEAR
CONTRACTS                           AND MONTH                                        VALUE
----------------------------------------------------------------------------------------------
             FINANCIAL FUTURES (C) (0.0%)
             SHORT POSITIONS
      100    U.S. Treasury Bonds December/1996..............................           (40,625)**
                                                                                 -------------
                                                                                 -------------
TOTAL INVESTMENTS
(IDENTIFIED COST $679,578,930) (D).................................   98.8%        711,303,223
TOTAL WRITTEN OPTIONS OUTSTANDING..................................   (0.2)         (1,254,359)
TOTAL FINANCIAL FUTURES............................................   (0.0)            (40,625)
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.....................    1.4           9,926,475
                                                                     -------     -------------
NET ASSETS.........................................................  100.0%      $ 719,934,714
                                                                     -------     -------------
                                                                     -------     -------------

---------------------
 * Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
** The market value of U.S. Treasury securities pledged to cover written options on futures and open futures contracts is $93,626,000.
 + Some or all of these securities are segregated in connection with open written options.
++ Currently zero coupon bond and will pay interest at the rate shown at a future specified date.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Options expire one month prior to the expiration date indicated for the Treasury bond futures.
(c) Value represents variation margin on open futures contract at October 31, 1996. The market value of these futures contracts is $11,300,000 and the unrealized depreciation is $397,762.
(d) The aggregate cost of investments for federal income tax purposes is $679,928,774. The aggregate gross unrealized appreciation was $33,629,125 and the aggregate gross unrealized depreciation was $2,254,676, resulting in net unrealized appreciation of $31,374,449.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $679,578,930)............................  $711,303,223
Cash........................................................        44,345
Receivable for:
    Interest................................................    12,392,805
    Shares of beneficial interest sold......................     3,868,924
    Principal paydowns......................................       575,991
    Written options.........................................         1,519
Prepaid expenses and other assets...........................        35,498
                                                              ------------
     TOTAL ASSETS...........................................   728,222,305
                                                              ------------
LIABILITIES:
Written call options outstanding, at value
  (premiums received $319,426)..............................     1,254,359
Payable for:
    Investments purchased...................................     5,005,729
    Shares of beneficial interest repurchased...............       680,892
    Plan of distribution fee................................       514,618
    Investment management fee...............................       332,988
    Dividends to shareholders...............................       232,333
    Variation margin........................................        40,625
Accrued expenses and other payables.........................       226,047
                                                              ------------
     TOTAL LIABILITIES......................................     8,287,591
                                                              ------------
NET ASSETS:
Paid-in-capital.............................................   758,548,301
Net unrealized appreciation.................................    30,391,597
Accumulated net realized loss...............................   (69,005,184)
                                                              ------------
     NET ASSETS.............................................  $719,934,714
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE,
  77,810,417 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $9.25
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 60,470,091
                                                              ------------
EXPENSES
Plan of distribution fee....................................     6,554,450
Investment management fee...................................     4,241,115
Transfer agent fees and expenses............................       646,969
Custodian fees..............................................        88,907
Professional fees...........................................        82,493
Shareholder reports and notices.............................        76,674
Registration fees...........................................        56,660
Trustees' fees and expenses.................................        13,024
Other.......................................................        17,402
                                                              ------------
     TOTAL EXPENSES.........................................    11,777,694
                                                              ------------
     NET INVESTMENT INCOME..................................    48,692,397
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................     3,976,396
    Futures contracts.......................................      (810,600)
    Options written.........................................     2,610,307
                                                              ------------
     NET GAIN...............................................     5,776,103
Net change in unrealized appreciation.......................   (27,386,862)
                                                              ------------
     NET LOSS...............................................   (21,610,759)
                                                              ------------
NET INCREASE................................................  $ 27,081,638
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1996   OCTOBER 31, 1995
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................   $    48,692,397     $ 53,936,004
Net realized gain (loss)....................................         5,776,103      (11,074,215)
Net change in unrealized appreciation/depreciation..........       (27,386,862)      79,255,121
                                                              ----------------   ----------------
     NET INCREASE...........................................        27,081,638      122,116,910
Dividends from net investment income........................       (48,174,964)     (53,936,003)
Net decrease from transactions in shares of beneficial
  interest..................................................       (88,216,435)     (79,663,066)
                                                              ----------------   ----------------
     NET DECREASE...........................................      (109,309,761)     (11,482,159)
NET ASSETS:
Beginning of period.........................................       829,244,475      840,726,634
                                                              ----------------   ----------------
     END OF PERIOD
    (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $0 AND $517,433, RESPECTIVELY)................   $   719,934,714     $829,244,475
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES
Dean Witter Federal Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income. The Fund commenced operations on March 31, 1987.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price as of the close of the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Trustees; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale or bid prices are not reflective of a securities market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.
B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.
C. OPTIONS AND FUTURES -- (1) Written options on debt obligations: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

Liabilities as a liability which is subsequently marked-to-market to reflect the current market value. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Options on futures contracts: The Fund is required to deposit U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash or U.S. Government securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.55% to the portion of daily net assets not exceeding $1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.475% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.45% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.425% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.40% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.375% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.35% to the portion of daily net assets exceeding $12.5 billion.
Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.
Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.
Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $27,489,031 at October 31, 1996.
The Distributor has informed the Fund that for the year ended October 31, 1996, it received approximately $641,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 were $70,321,976 and $178,385,209, respectively.
Transactions in written options for the year ended October 31, 1996 were as follows:

                                                    CONTRACTS    PREMIUMS
                                                    ---------   -----------
Option contracts written, outstanding at beginning
 of the period....................................       600    $   330,674
Options written...................................    15,220      9,801,255
Options closed....................................   (13,823)    (8,855,465)
Options exercised.................................    (1,100)      (811,684)
Options expired...................................      (500)      (145,354)
                                                    ---------   -----------
Option contracts written, outstanding at end of
 the period.......................................       397    $   319,426
                                                    ---------   -----------
                                                    ---------   -----------

For the year ended October 31, 1996, the Fund incurred $8,477 and $69,669 in brokerage commissions for transactions executed and for clearing options and futures transactions, respectively, with DWR on behalf of the Fund.
Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $62,000.
The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,285. At October 31, 1996, the Fund had an accrued pension liability of $49,062 which is included in accrued expenses in the Statement of Assets and Liabilities.
5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                           FOR THE YEAR                FOR THE YEAR
                                                              ENDED                       ENDED
                                                         OCTOBER 31, 1996            OCTOBER 31, 1995
                                                    --------------------------  --------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
                                                    -----------  -------------  -----------  -------------
Sold..............................................    7,874,713  $  73,758,124    9,811,932  $  88,420,535
Reinvestment of dividends.........................    2,866,940     26,598,740    3,274,181     29,717,628
                                                    -----------  -------------  -----------  -------------
                                                     10,741,653    100,356,864   13,086,113    118,138,163
Repurchased.......................................  (20,297,114)  (188,573,299) (21,931,274)  (197,801,229)
                                                    -----------  -------------  -----------  -------------
Net decrease......................................   (9,555,461) $ (88,216,435)  (8,845,161) $ (79,663,066)
                                                    -----------  -------------  -----------  -------------
                                                    -----------  -------------  -----------  -------------

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

6. FEDERAL INCOME TAX STATUS
At October 31, 1996, the Fund had an approximate net capital loss carryover of $58,206,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

                         AMOUNTS IN THOUSANDS
----------------------------------------------------------------------
   1997        1998       2000        2002        2004        TOTAL
-----------  ---------  ---------  -----------  ---------  -----------
    $15,672  $   6,866  $   3,854  $    31,124  $     690  $    58,206
-----------  ---------  ---------  -----------  ---------  -----------
-----------  ---------  ---------  -----------  ---------  -----------

At October 31, 1996, the Fund was required for Federal income tax purposes to defer approximately $10,449,000 of realized losses on certain closed options and futures contracts.
At October 31, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on straddles and permanent book/tax differences attributable to an expired capital loss carryover. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996, paid-in-capital was charged and accumulated net realized loss was credited $27,139,691.
7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, or in the case of written options, to close out long or short positions in futures contracts, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").
These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities or currencies.
At October 31, 1996, the Fund had outstanding written options on interest rate futures and interest rate futures used to manage interest rate and market exposure on portfolio positions or anticipated positions in U.S. Government securities.

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                   FOR THE YEAR ENDED OCTOBER 31                                MARCH 31, 1987*
                      ---------------------------------------------------------------------------------------       THROUGH
                       1996      1995      1994      1993      1992      1991      1990      1989      1988     OCTOBER 31, 1987
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.............  $  9.49   $  8.74   $ 10.03   $  9.57   $  9.46   $  8.87   $  9.27   $  9.13   $  9.27        $10.00
                      -------   -------   -------   -------   -------   -------   -------   -------   -------        ------

Net investment
 income.............     0.59      0.59      0.60      0.65      0.68      0.72      0.72      0.71      0.74          0.43

Net realized and
 unrealized gain
 (loss).............    (0.25)     0.75     (1.28)     0.46      0.11      0.59     (0.40)     0.34      0.08         (0.58)
                      -------   -------   -------   -------   -------   -------   -------   -------   -------        ------

Total from
 investment
 operations.........     0.34      1.34     (0.68)     1.11      0.79      1.31      0.32      1.05      0.82         (0.15)
                      -------   -------   -------   -------   -------   -------   -------   -------   -------        ------

Less dividends and
 distributions from:
   Net investment
   income...........    (0.58)    (0.59)    (0.61)    (0.65)    (0.68)    (0.72)    (0.72)    (0.71)    (0.74)        (0.43)
   Net realized
   gain.............    --        --        --        --        --        --        --        --        --            (0.15)
  Paid-in-capital...    --        --        --        --        --        --        --        (0.20)    (0.22)      --
                      -------   -------   -------   -------   -------   -------   -------   -------   -------        ------

Total dividend and
 distributions......    (0.58)    (0.59)    (0.61)    (0.65)    (0.68)    (0.72)    (0.72)    (0.91)    (0.96)        (0.58)
                      -------   -------   -------   -------   -------   -------   -------   -------   -------        ------

Net asset value, end
 of period..........  $  9.25   $  9.49   $  8.74   $ 10.03   $  9.57   $  9.46   $  8.87   $  9.27   $  9.13        $ 9.27
                      -------   -------   -------   -------   -------   -------   -------   -------   -------        ------
                      -------   -------   -------   -------   -------   -------   -------   -------   -------        ------

TOTAL INVESTMENT
RETURN+.............     3.79%    15.89%    (6.92)%   12.03%     8.56%    15.26%     3.64%    12.32%     9.21%        (1.47)%(1)

RATIOS TO AVERAGE
NET ASSETS:
Expenses............     1.53%     1.52%     1.52%     1.50%     1.48%     1.50%     1.54%     1.47%     1.50%         1.54%(2)

Net investment
 income.............     6.31%     6.53%     6.56%     6.59%     7.18%     7.79%     7.92%     7.90%     8.04%         7.76%(2)

SUPPLEMENTAL DATA:
Net assets, end of
 period, in
 millions...........     $720      $829      $841    $1,128    $1,171    $1,252    $1,397    $1,824    $2,122        $2,067

Portfolio turnover
 rate...............       10%        7%       18%        7%        6%    --  %++       5%       19%       44%           32%(1)

---------------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++   Less than 0.5%.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER FEDERAL SECURITIES TRUST
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Federal Securities Trust (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period March 31, 1987 (commencement of operations) through October 31, 1987, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 13, 1996

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and General Counsel
Rajesh K. Gupta
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
FEDERAL
SECURITIES TRUST

ANNUAL REPORT
OCTOBER 31, 1996

                      DEAN WITTER FEDERAL SECURITIES TRUST
                                GROWTH OF $10,000

      DATE                   TOTAL           LEHMAN         LIPPER IX
----------------------------------------------------------------------
March 31, 1987              $10,000         $10,000         $10,000
October 31, 1987            $ 9,853         $ 9,933         $ 9,729
October 31, 1988            $10,761         $10,899         $10,702
October 31, 1989            $12,087         $12,210         $11,768
October 31, 1990            $12,527         $12,935         $12,354
October 31, 1991            $14,439         $14,827         $14,159
October 31, 1992            $15,674         $16,356         $15,389
October 31, 1993            $17,560         $18,502         $17,036
October 31, 1994            $16,345         $17,673         $16,066
October 31, 1995            $18,942         $20,393         $18,351
October 31, 1996            $19,661 (3)     $21,435         $19,129
----------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

                         1 YEAR         5 YEARS   LIFE OF FUND
                       ---------------------------------------
                        3.79  (1)       6.37 (1)    7.31 (1)
                       -1.08  (2)       6.06 (2)    7.31 (2)
                       ---------------------------------------

          -----------------------------------------------------
                 Fund         Lehman (4)          Lipper IX (5)
          ------       ------              ------
          -----------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
______________________________________
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years - 2%, since inception - 0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on October 31, 1996.

(4) The Lehman Brothers General U.S. Government Index is a broad-based measure of all U.S. Government and U.S. Treasury securities. The Index's total return does not include fees, expenses or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest-qualifying funds (based on net assets) in the Lipper General U.S. Government Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.